J.P. Morgan Series Trust
Supplement dated June 11, 1998, as applicable to the following Prospectus:

J.P. Morgan California Bond Fund, dated March 2, 1998

The following supersedes and replaces the information under MANAGEMENT AND ADMINISTRATION on page 9:

Shareholder services       0.25% of the funds average net assets